(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY)

EXHIBIT 10.63
THIRD AMENDMENT TO
MASTER LEASE AGREEMENT

This THIRD AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) is made and entered into by and between WAL-MART STORES EAST, LP, a Delaware limited partnership, WAL-MART STORES, INC., a Delaware corporation, WAL-MART LOUISIANA, LLC, a Delaware limited liability company, and WAL-MART STORES TEXAS, LLC, a Texas limited partnership (collectively, “Landlord”) and CPI CORP, a Delaware corporation (“Tenant”).  The effective date (the “Effective Date”) of this Amendment is the date on which this Amendment is last executed by a party hereto, as indicated on the signature pages of this Amendment.

RECITALS

WHEREAS, Landlord and Portrait Corporation of America, Inc. (“PCA”) entered into that certain Master Lease Agreement (the “Master Lease”) effective June 8, 2007;

WHEREAS, PCA assigned its rights and obligations under the Master Lease to Tenant pursuant to that certain First Amendment to Master Lease Agreement effective June 20, 2007 (the “First Amendment”); and

WHEREAS, Landlord and Tenant entered into that certain Second Amendment to the Master Lease effective August 20, 2007 (the “Second Amendment”); and

WHEREAS, Landlord and Tenant desire to modify the Master Lease in accordance with the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises and promises contained herein, and other good and valuable consideration, the receipt and sufficiency and validity of which are hereby acknowledged, Landlord and Tenant agree as follows:

AGREEMENT

1.           Accuracy of Recitals.   The foregoing recitals are true and correct and are hereby incorporated into this Amendment as if fully set forth herein.

2.           Definitions.   Capitalized terms used in this Amendment without definition shall have the meaning assigned to such terms in the Master Lease as amended, unless the context expressly required otherwise.

3.           Amendment.   The Master Lease is amended as follows:

a.
Section 1.1H of the Master Lease is deleted and replaced by the following:

“Leased Premises” means the areas of the Store designated in Section A-1 of each fully executed Attachment A to this Master Lease leased to Tenant by Landlord subject to the terms and conditions of this Master Lease.

b.
Section 1.1.K. of the Master Lease is deleted and replaced by the following:

“Store” or “Stores” means the “Wal-Mart” retail stores operated by Landlord designated on Exhibit A attached hereto and incorporated herein.  Exhibit A in the form attached hereto is hereinafter added to this  Master Lease.

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c.
On or before July 31, 2008, Tenant shall close the 51 Leased Premises located in Stores designated on Exhibit B attached hereto and incorporated herein.  The parties may extend the July 31, 2008 Leased Premises  closure date by mutual written agreement.  Exhibit B in the form attached hereto is added to the Master Lease.  All Leased Premises closed in accordance with this Section 3(c) must be closed in accordance with   Section 17.3 of the Master Lease, except that Tenant shall leave each Leased Premises closed in accordance with this Section 3(c) in broom clean condition.

d.	Appendix-1 of the Master Lease is hereby amended by deleting Section 8(e) in its entirety.

e.	The Hours of Operation defined in Section 3 of Appendix-1 of the Master Lease are deleted and replaced by the following new minimum Hours of Operation:

Day	Hours	Lunch
Sunday – Thursday	10 am – 6 pm	Closed 2-3 pm
Friday	10 am – 7 pm	Closed 2-3 pm
Saturday	10 am – 7 pm	Open

4.           Acknowledgement.      Landlord acknowledges that Tenant has complied with the requirements set forth in Section 8(e)(3) of Appendix-1 of the Master Lease for the fiscal year ending January 31, 2008, which has been deleted pursuant to Section 3(d) of this Amendment.

5.           Headings.     The section headings are for convenience of reference only and do no modify or restrict any provisions hereof and shall not be used to construe any provisions.

6.           Successors.     The Amendment shall inure to the benefit of and bind the parties hereto and their respective executors, heirs, administrators, successors and assigns to the extent permitted by the Master Lease.

7.           Full Force and Effect.     Except as expressly modified by this Amendment, the Master Lease, as amended by the First and Second Amendments, remains unmodified in full force and effect and is ratified by the parties hereto.

8.           Counterparts.     This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument.  Facsimile signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written below.

LANDLORD:

WAL-MART STORES, INC.

By:	/s/Don R. Ethridge	4/15/08
	Don R. Ethridge	Date
Title:

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WAL-MART STORES EAST, LP

By:	/s/Don R. Ethridge	4/15/08
	Don R. Ethridge	Date
Title:

WAL-MART STORES TEXAS, LLC

By:	/s/Don R. Ethridge	4/15/08
	Don R. Ethridge	Date
Title:

WAL-MART LOUISIANA, LLC

By:	/s/Don R. Ethridge	4/15/08
	Don R. Ethridge	Date
Title:

TENANT:

CPI CORP., a Delaware corporation

By:	/s/Renato Cataldo	4/15/08
	Renato Cataldo	Date
Title:

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Exhibit A

(See Attached)

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Exhibit B

(See Attached)

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